UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 14, 2017
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices) (Zip Code)

(480) 515-8100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
   ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 14, 2017, the Company entered into employment agreements with Phillippe Lord, Executive Vice President and COO, Hilla Sferruzza, Executive Vice President and CFO and Javier Feliciano, Executive Vice President and Chief Human Resources Officer. The Company also adopted an executive severance plan covering these three named executive officers. Additionally, the Company entered into amended and restated employment agreements with Steven J. Hilton, Chairman and CEO on February 15, 2017 and C. Timothy White, Executive Vice President and General Counsel on February 14, 2017. The amendments to the employment agreements for Messrs. Hilton and White added performance conditions to the time based restricted stock unit awards that each respective employment agreement contemplates as well as other minor administrative edits.

Following is a description of the key provisions of the employment agreements for Mr. Lord, Ms. Sferruzza and Mr. Feliciano. The descriptions contained in this Form 8-K are qualified in their entirety by the terms of the actual agreements filed herewith as exhibits to this Form 8-K and incorporated by reference herein.

Employment Agreements

Effective Date:	January 1, 2017

Expiration Date:	December 31, 2018

Renewal Provisions:
Each agreement is subject to automatic one year renewal provisions, unless on or before October 31, 2018 (or 60 days prior to expiration of any renewal term), the executive officer or the Company notifies the other that it wishes to terminate the agreement.

Base Salary:	Phillippe Lord	$550,000
	Hilla Sferruzza	$525,000
	Javier Feliciano	$320,000

Annual Cash Incentive Bonus:
Each agreement entitles the executive officer to an annual cash incentive bonus based upon the achievement of certain performance goals established by the Executive Compensation Committee of the Board of Directors (the “Compensation
Committee”). The amount of the target bonus and payout ranges for each executive officer is set forth below. The amount of the bonus to be paid is contingent upon the achievement of the performance criteria established by the Compensation
Committee. In addition of the financial performance goals established by the Compensation Committee, the
Compensation Committee may also consider individual performance for certain executive officer positions as appropriate.

Executive Officer	Target	Payout Range as % of Target Bonus
Phillippe Lord	$1,100,000	0%-150%
Hilla Sferruzza	$525,000	0%-200%
Javier Feliciano	$200,000	0%-133%

Performance Share Awards:

Each agreement entitles the executive officer to an annual performance	share award (or restricted stock unit award),
subject to the achievement of certain performance goals over a three year performance period, as established by the
Compensation Committee. Each executive officer will be entitled to a number of shares based on a target dollar value on the grant date. The number of performance shares awarded will be determined based by dividing the target dollar amount as provided in the respective officer’s employment agreement by the closing price of the Company’s common stock on such date. The number of shares payable under the performance share award will be an amount ranging from
0% to 150% of the target number of shares awarded, depending on the level of achievement of the specified performance goals. The target dollar value of the annual performance share award applicable to each executive officer is set forth below.

Executive Officer	Target Dollar Value of Performance Share Award
Phillippe Lord	$625,000
Hilla Sferruzza	$393,750
Javier Feliciano	$184,000

Performance-Based Restricted Stock Unit Awards:
Each agreement entitles the executive officer to an annual grant of performance-based restricted stock units that vest at the end of a three year period beginning on January 1 of each year, subject to the achievement of a performance goal set during the first year of the award. The number of performance-based restricted stock units to be granted to each executive officer will be equal to the dollar value specified for each executive officer in his employment agreement divided by the closing price of the Company’s stock on the grant date. The dollar value of restricted stock units to be granted annually to each officer is set forth below.

Executive Officer	Target Dollar Value of Performance Based Restricted Stock Unit Award
Phillippe Lord	$625,000
Hilla Sferruzza	$393,750
Javier Feliciano	$184,000

Other Benefits:
Each employment agreement provides the executive officer with certain specified other benefits. Mr. Lord, Ms.
Sferruzza and Mr. Feliciano each are entitled to receive payments annually for life insurance in the coverage amount of
$3,000,000 (subject to a maximum reimbursement of $10,000 annually) and disability insurance with monthly benefits of
$20,000. Mr Lord is entitled to receive an automobile allowance in the amount of $14,400 annually ($1,200 monthly).

Executive Severance Plan Provisions ("Severance Plan"):
Mr. Lord, Ms. Sferruzza and Mr. Feliciano's agreements provide that they are covered by the recently adopted Severance
Plan. The Severance Plan provides for certain payments upon termination of employment, including voluntary resignation by the officer for good reason, termination by the Company, with and without cause, change-in-control, death and disability, and retirement in accordance with the Severance Plan. Following is a summary of the key termination provisions contemplated in the Severance Plan:

	Termination by the Company Without Cause, Unrelated to Change-in-Control	Termination by the Company Without Cause or for Good Reason, Related to Change-in-Control	Voluntary Resignation by Officer Other than for Good Reason or Retirement; Termination by the Company for Cause	Voluntary Resignation by Officer With Good Reason (5)	Death and disability	Retirement (1)
Base salary and paid time off through date of termination	x	x	x	x	x	x
Pro-rata annual cash incentive bonus for period in which termination occurs based on actual performance achieved	x					x
Pro-rata target annual cash incentive bonus for the performance period in which the termination occurs		x		x
Target annual cash incentive bonus for the performance period in which the termination occurs					x
Service based (time based)awards and restricted stock units that are outstanding shall immediately vest and become unrestricted		x		x	x	x
100% of performance share awards (or restricted stock units) shall immediately vest and become unrestricted assuming target levels had been achieved for the performance criteria		x		x
Previously granted performance based shares (or performance based restricted stock units) that have not vested will immediately vest and become unrestricted following the end of the applicable performance period based on actual performance achieved
					x	x
Any outstanding and vested stock options will remain exercisable as provided by in the original equity awards (2) (3)	x		x		x
Any outstanding and unvested stock options will immediately vest and will remain exercisable for the remainder of the original equity award, but not later than the tenth anniversary of the original grant date
		x		x		x
Payment for health coverage equal to 100% of monthly COBRA premium for 24 months	x	x		x
Severance payment equal to a % multiplier times the executive officer’s base salary on the date of termination plus a % multiplier times the executive officers target bonus in the year of termination (4)
	x	x		x

(1)
In order to qualify for the above retirement termination benefits, in addition to any time restrictions as contemplated in each individual employment agreement, executive must complete 15 cumulative years as a named executive officer or member of the board.

(2)	Upon termination for cause, any outstanding and vested stock options shall not be exercisable as of the termination date.

(3)
In the event of death or disability, stock options will remain exercisable until the 12 month anniversary of the termination date, provided, however, that the post-termination exercise period for any individual stock option will not extend beyond the earlier of its original maximum term or the tenth anniversary of the original date of grant.

(4)
Severance payment for each executive officer in a change-in-control is capped at $3,000,000 max payout; severance payment for each executive officer in a non change-in-control is capped at $2,000,000 max payout.

(5)	Voluntary resignation with good reason must take place within the time period as defined in the Severance Plan with respect to a change-in- control.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Steven J. Hilton Fifth Amended and Restated Employment Agreement

10.2	C. Timothy White Third Amended and Restated Employment Agreement

10.3	Phillippe Lord Employment Agreement

10.4	Hilla Sferruzza Employment Agreement

10.5	Javier Feliciano Employment Agreement

10.6	Executive Severance Plan

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 16, 2017

MERITAGE HOMES CORPORATION

/s/	Javier Feliciano
By:	Javier Feliciano
Executive Vice President and Chief Human Resources Officer